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                                                                   EXHIBIT 10.11

  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
        BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                            MASTER SERVICES AGREEMENT

This Master Services Agreement by and between eTelecare International, Inc. ("Provider"), a corporation registered in the Philippines and located at 20th Floor, Citibank Square, Eastwood City Cyberpark, Bagumbayan, Manila and Dell Products L.P., a Texas limited partnership, located at One Dell Way, Round Rock, Texas 78682 is effective as of April 1, 2002. This Master Services Agreement and its Schedules, Addenda, Exhibits, and Attachments, as so identified, shall be hereinafter collectively referred to as the "Agreement."

1.   INTRODUCTION                       or similar taxes for which Dell shall be
                                        obligated   to   pay    Provider.    For
This  Agreement  sets forth the terms   performance under this Agreement through
and conditions under which Dell June 30, 2002, Dell shall pay Provider Products L.P. and Dell Computer thirty (30) days after Dell's receipt of Corporation's ("DCC") subsidiaries a proper invoice. For performance under and affiliates (hereinafter this Agreement on or after July 1, 2002, collectively referred to as "Dell") all invoices for Services received by shall purchase from Provider the Dell will be accumulated, upon receipt, services set forth in the applicable for a period from the 16th day of a Addendum or Schedule (the month to the 15th day of the following "Services"). The terms and conditions month (the "Accumulation Period"). Dell of this Agreement shall apply to all will pay invoices received during the services purchased by Dell from Accumulation Period net 50 days from the
Provider. For the purpose of this end of such Accumulation Period (EOAP Agreement, Services includes without 50). No invoice can be dated prior to limitation all incidental services the date the Services reflected in such and tasks necessary to perform invoice are provided to Dell. Dell will
acceptable   Services   and   provide   have no liability for any taxes based on
acceptable deliverables (including Provider's net assets or income or for without limitation any software or which Dell has an appropriate resale or other goods provided in connection other exemption. Provider will have the with the provisioning of Services) option of EFT payment with EOAP50 terms. and/or documentation that accompany
the     deliverables     (hereinafter   4.3 Provider  agrees  to  invoice  Dell
collectively   referred   to  as  the   within  thirty  (30)  days  after it has
"Deliverables").                        performed  the services for which it has
                                        the right to invoice  under the terms of
2.   TERM                               this  Agreement.  The  invoice  must  be
                                        itemized  and  shall   include   without
Unless sooner  terminated  hereunder,   limitation:   (i)  a  reference  to  the
this Agreement  shall continue for an   applicable  Order  number;  and (ii) the
initial term of two (2) years, relevant Services and times of beginning on the Effective Date, and performance. Proper original invoices then will be automatically renewed shall be mailed to the address below for additional successive one (1) unless otherwise set forth in an
year  terms   unless  Dell   provides   Addendum or Schedule:
notice of expiration ninety (90) days
prior to the end of any term.                Dell Products L.P.
                                             Accounts Payable
3.   TIMES OF PERFORMANCE                    P.O. Box 149257
                                             Austin, TX 78714
Provider  will  provide  to Dell  the
Services  according  to the  time and   4.4 Provider  acknowledges  and  agrees
manner specified in this Agreement, that Dell has the right to withhold any or applicable Addendum or Schedule as applicable taxes from any royalties or executed by both parties. The other payments due under this Agreement purchase of Services will only be if required by any government authority. made and commenced upon issuance of a Without limiting the foregoing, if Dell Dell purchase order ("Order") Products L.P. is purchasing
referencing  this  Agreement,  or any   products/services   from   Provider   on
applicable Addendum or Schedule.        behalf of a  subsidiary  or affiliate of
                                        Dell  Computer   Corporation,   Provider
4.   PAYMENT                            acknowledges   and   agrees   that  Dell
                                        Products  L.P.  may  withhold  from  any
4.1 For performance of the Services, royalties or payments due for such upon Acceptance (as set forth below), products/services any applicable taxes Dell will pay the Price (or Fees) set incurred by Dell Products L.P. that forth in the applicable Addendum or result from Dell Products L.P. providing
Schedule.                               such products/services to the applicable
                                        Dell Computer Corporation  subsidiary or
4.2 Unless  otherwise  stated  in an    affiliate.
Addendum or  Schedule,  all  payments
shall be stated (and  payments  made)
in  United  States  dollars  and  are
exclusive of applicable sales, use


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4.5 Agreed prices, discounts, charges   MERCHANTABILITY   AND   FITNESS   FOR  A
and other  terms  will be at least as   PARTICULAR PURPOSE.
favorable  as the prices,  discounts,
charges  and  other  terms  of  other   7.   INDEMNITY
customers,     purchasing     similar
services    or     products     under   7.1  PROVIDER INDEMNITY
substantially   similar   terms   and        ------------------
conditions.
                                        7.1.1   PROVIDER   AGREES   TO   DEFEND,
5.   ACCEPTANCE                         INDEMNIFY,   AND  HOLD   HARMLESS   DELL
                                        PRODUCTS  L.P.,  DCC,  AND ANY OF  DCC'S
In  performance   of  the  Services,    SUBSIDIARIES  OR  AFFILIATES,  AND THEIR
Provider  agrees to provide Dell with   RESPECTIVE     DIRECTORS,      OFFICERS,
the  Deliverables  set  forth  in the   EMPLOYEES,  REPRESENTATIVES,  AND AGENTS
applicable   Addendum  or   Schedule.   (THE "INDEMNITEES") FROM AND AGAINST ANY
These  Deliverables  shall  meet  the   AND ALL CLAIMS, ACTIONS,  DEMANDS, LEGAL
criterion      (the       "Acceptance   PROCEEDINGS,    LIABILITIES,    DAMAGES,
Criterion")    set   forth   in   the   LOSSES,      JUDGMENTS,       AUTHORIZED
applicable Addendum or Schedule. Dell   SETTLEMENTS,    COSTS    OR    EXPENSES,
will,   in   accordance    with   the   INCLUDING WITHOUT LIMITATION  REASONABLE
applicable   Addendum  or   Schedule,   ATTORNEYS' FEES, (THE "DAMAGES") ARISING
advise Provider of Dell's  acceptance   OUT OF OR IN CONNECTION WITH ANY ALLEGED
or rejection.                           OR ACTUAL:

6.   WARRANTY                           (i) INFRINGEMENT  BY PROVIDER  AND/OR A
                                        DELIVERABLE(S)  OF A COPYRIGHT,  PATENT,
6.1 Provider  represents and warrants   TRADEMARK,   TRADE   SECRET   OR   OTHER
on an ongoing basis that:               PROPRIETARY  OR  INTELLECTUAL   PROPERTY
                                        RIGHT OF ANY THIRD PARTY;
(a) Services  will:  comply with the
description of Services set forth in (ii) CLAIM THAT PROVIDER AND/OR GOODS the applicable Addendum or Schedule; AND DELIVERABLES PROVIDED UNDER THIS comply with all of the other terms AGREEMENT HAS CAUSED BODILY INJURY and conditions of this Agreement; and (INCLUDING DEATH) OR HAS DAMAGED REAL OR
be performed in good and  workmanlike   TANGIBLE PERSONAL PROPERTY;
manner  by a  skilled  and  qualified
staff  in  accordance  with  industry   (iii) BREACH  OF  ANY  OF   PROVIDER'S
standards;                              WARRANTIES CONTAINED IN THIS AGREEMENT;

(b) Per any Deliverables provided in (iv) ANY VIOLATION BY PROVIDER OF ANY performance of the Services, Dell GOVERNMENTAL LAWS, RULES, ORDINANCES, OR
will  acquire  good  and   marketable   REGULATIONS; AND/OR,
title to the Deliverables;
                                        (v) CLAIM BY OR ON BEHALF OF  PROVIDER'S
(c) All Deliverables delivered SUBCONTRACTORS, SUPPLIERS, OR EMPLOYEES hereunder will conform to any FOR SALARY, WAGES, BENEFITS OR OTHER
Provider specifications including any   COMPENSATION.
specifications   set   forth   in  an
applicable   Addendum,   Schedule  or   7.1.2 NOTWITHSTANDING  ANYTHING ELSE TO
Order for a period as specified in THE CONTRARY IN THIS AGREEMENT AND the applicable Addendum or Schedule, SUBJECT TO SECTION 7.3 BELOW, PROVIDER or for one (1) year from Acceptance SHALL ASSUME FULL RESPONSIBILITY FOR ANY of the Deliverable by Dell if not AND ALL DAMAGES RELATED TO ITS specified in the applicable Addendum INDEMNIFICATION OBLIGATION UNDER THIS
or Schedule;                            SECTION 7.

(d) It  has  all  the   rights   and    7.1.3 PROVIDER  WILL  PROVIDE THE ABOVE
licenses    in    the    Deliverables   INDEMNITY  EVEN IF  LOSSES  ARE DUE,  OR
necessary  to  allow  Dell to use the   ALLEGED TO BE DUE, OR ALLEGED TO BE DUE,
Deliverables  without  restriction or   IN PART TO ANY INDEMNITEE'S CONCURRENT
additional charge;

(e) This Agreement (including without
limitation     the     delivery    of
Deliverables  and  performance of the
Services)   does  not   violate   any
applicable  law  (including   without
limitation all  applicable  import or
export  regulations and all licensing
or permitting requirements) or breach
any other Agreement to which Provider
is a party or bound.

6.2 EXCEPT AS EXPRESSLY  SET FORTH IN
THIS  AGREEMENT,   NEITHER  DELL  NOR
PROVIDER  MAKES ANY OTHER  EXPRESS OR
IMPLIED WARRANTIES, INCLUDING BUT NOT
LIMITED  TO,  IMPLIED  WARRANTIES  OF


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NEGLIGENCE OR OTHER FAULT,  BREACH OF   LIMITATION  REASONABLE  ATTORNEYS' FEES,
CONTRACT  OR   WARRANTY,   OR  STRICT   (THE  "DAMAGES")  ARISING  OUT  OF OR IN
LIABILITY  WITHOUT  REGARD TO FAULT;    CONNECTION WITH ANY ALLEGED OR ACTUAL:
PROVIDED,  HOWEVER,  THAT  PROVIDER'S
CONTRACTUAL       OBLIGATION       OF   (i) CLAIM  THAT DELL HAS  CAUSED  BODILY
INDEMNIFICATION  SHALL NOT  EXTEND TO   INJURY  (INCLUDING DEATH) OR HAS DAMAGED
THE  PERCENTAGE  OF THE  THIRD  PARTY   REAL OR TANGIBLE PERSONAL PROPERTY UNDER
CLAIMANT'S DAMAGES OR INJURIES OR THE   THIS AGREEMENT;
SETTLEMENT AMOUNT ATTRIBUTABLE TO THE
INDEMNITEE'S   NEGLIGENCE   OR  OTHER   (ii) BREACH  OF  ANY  DELL   WARRANTIES
FAULT,   BREACH.   OF   CONTRACT   OR   CONTAINED IN THIS AGREEMENT;
WARRANTY,   OR  TO  STRICT  LIABILITY
IMPOSED UPON  INDEMNITEE  AS A MATTER   (iii) ANY  VIOLATION  BY  DELL  OF  ANY
OF LAW.                                 GOVERNMENTAL LAWS, RULES, ORDINANCES, OR
                                        REGULATIONS; AND/OR,
7.14 IN THE EVENT OF ANY SUCH CLAIMS,
DELL  SHALL:   (1)  PROMPTLY   NOTIFY   (v) CLAIM  BY OR ON  BEHALF  OF  DELL'S
PROVIDER,  (2) AT PROVIDER'S EXPENSE,   SUBCONTRACTORS,  SUPPLIERS, OR EMPLOYEES
REASONABLY COOPERATE WITH PROVIDER IN   FOR  SALARY,  WAGES,  BENEFITS  OR OTHER
THE  DEFENSE  THEREOF,  AND  (3)  NOT   COMPENSATION.
SETTLE   ANY  SUCH   CLAIMS   WITHOUT
PROVIDER'S   CONSENT  WHICH  PROVIDER   7.2.2 NOTWITHSTANDING  ANYTHING ELSE TO
AGREES NOT TO UNREASONABLY  WITHHOLD.   THE  CONTRARY  IN  THIS   AGREEMENT  AND
PROVIDER  SHALL KEEP DELL INFORMED AT   SUBJECT TO  SECTION  7.2.3  BELOW,  DELL
ALL   TIMES  AS  TO  THE   STATUS  OF   SHALL ASSUME FULL RESPONSIBILITY FOR ANY
PROVIDER'S  EFFORTS AND CONSULT  WITH   AND   ALL   DAMAGES   RELATED   TO   ITS
DELL (OR DELL'S  COUNSEL)  CONCERNING   INDEMNIFICATION  OBLIGATION  UNDER  THIS
PROVIDER'S   EFFORTS;   AND  PROVIDER   SECTION 7.
SHALL NOT  SETTLE  THE CLAIM  WITHOUT
DELL'S PRIOR WRITTEN  CONSENT,  WHICH   7.2.3 DELL  WILL   PROVIDE   THE  ABOVE
SHALL NOT BE UNREASONABLY WITHHELD.     INDEMNITY  EVEN IF  LOSSES  ARE DUE,  OR
                                        ALLEGED  TO  BE  DUE,  IN  PART  TO  ANY
7.1.5 IN  ADDITION   TO   PROVIDER'S    INDEMNITEE'S  CONCURRENT  NEGLIGENCE  OR
OBLIGATIONS AND LIABILITIES ABOVE, IF   OTHER  FAULT,   BREACH  OF  CONTRACT  OR
AN  INFRINGEMENT  CLAIM  IS  MADE  OR   WARRANTY,  OR STRICT  LIABILITY  WITHOUT
APPEARS  LIKELY  TO BE  MADE  ABOUT A   REGARD TO FAULT; PROVIDED, HOWEVER, THAT
DELIVERABLE,   PROVIDER   SHALL,   AT   DELL'S    CONTRACTUAL    OBLIGATION   OF
DELL'S  OPTION,  EITHER:  PROCURE FOR   INDEMNIFICATION  SHALL NOT EXTEND TO THE
DELL THE RIGHT TO CONTINUE TO USE THE   PERCENTAGE OF THE THIRD PARTY CLAIMANT'S
DELIVERABLE;  MODIFY THE  DELIVERABLE   DAMAGES OR  INJURIES  OR THE  SETTLEMENT
SO THAT IT IS NO  LONGER  INFRINGING;   AMOUNT  ATTRIBUTABLE TO THE INDEMNITEE'S
OR REPLACE  IT WITH A  NON-INFRINGING   NEGLIGENCE  OR OTHER  FAULT,  BREACH  OF
DELIVERABLE.   IF   NONE   OF   THESE   CONTRACT  OR  WARRANTY,   OR  TO  STRICT
ALTERNATIVES      IS     COMMERCIALLY   LIABILITY  IMPOSED UPON  INDEMNITEE AS A
REASONABLE,   DELL  SHALL  RETURN  OR   MATTER OF LAW.
DESTROY,  AT PROVIDER'S  OPTION,  ANY
DELIVERABLES  POSSESSED BY DELL FOR A   7.2.4 IN THE  EVENT OF ANY SUCH  CLAIMS,
REFUND OF THE PURCHASE  PRICE FOR THE   PROVIDER  SHALL:   (1)  PROMPTLY  NOTIFY
SERVICES.                               DELL, (2) AT DELL'S EXPENSE,  REASONABLY
                                        COOPERATE   WITH  DELL  IN  THE  DEFENSE
7.2  DELL INDEMNITY                     THEREOF,  AND (3) NOT  SETTLE  ANY  SUCH
     --------------                     CLAIMS WITHOUT DELL'S CONSENT WHICH DELL
                                        AGREES  NOT  TO  UNREASONABLY  WITHHOLD.
7.2.1 DELL    AGREES   TO   DEFEND,     DELL SHALL KEEP PROVIDER INFORMED AT ALL
INDEMNIFY,    AND    HOLD    HARMLESS   TIMES AS TO THE STATUS OF DELL'S EFFORTS
PROVIDER,    AND    ITS    RESPECTIVE   AND CONSULT WITH PROVIDER (OR PROVIDER'S
DIRECTORS,    OFFICERS,    EMPLOYERS,   COUNSEL) CONCERNING DELL'S EFFORTS; AND,
REPRESENTATIVES,   AND  AGENTS   (THE   DELL SHALL NOT SETTLE THE CLAIM  WITHOUT
"INDEMNITEES")  FROM AND  AGAINST ANY   PROVIDER'S PRIOR WRITTEN CONSENT.
AND  ALL  CLAIMS,  ACTIONS,  DEMANDS,
LEGAL    PROCEEDINGS,    LIABILITIES,
DAMAGES,      LOSSES,      JUDGMENTS,
AUTHORIZED   SETTLEMENTS,   COSTS  OR
EXPENSES,      INCLUDING      WITHOUT


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WHICH   SHALL  NOT  BE   UNREASONABLY   10.2 Either   party  may   immediately
WITHHELD.                               terminate   this   Agreement  by  giving
                                        written notice to the other party if the
8.   LIMITATION OF LIABILITY            other  party  is   insolvent  or  has  a
                                        petition  brought by or against it under
8.1  EXCEPT  FOR  BREACH OF THE TERMS   the insolvency laws of any jurisdiction;
SET     FORTH     IN      SECTIONS7.0   if the other party  makes an  assignment
("INDEMNITY")         AND        12.3   for  the  benefit  of  creditors;  if  a
("CONFIDENTIALITY"), NEITHER DELL NOR   receiver,  trustee or  similar  agent is
PROVIDER   WILL  BE  LIABLE  FOR  ANY   appointed  with  respect to any property
INDIRECT,        INCIDENTAL,       OR   or business of Dell.
CONSEQUENTIAL  DAMAGES  OF ANY  TYPE,
INCLUDING LOST PROFITS, OR LOST DATA, 10.3 Upon termination or expiration of ARISING OUT OF OR IN CONNECTION WITH this Agreement, an Addendum, a Schedule
THIS AGREEMENT OR THE SERVICES, EVEN or an Order. or portion of an Addendum, IF A PARTY HAS BEEN ADVISED BY THE Schedule or Order, Provider will, in
OTHER.  PARTY OF THE  POSSIBILITY  OF   addition  to  any  other  obligation  of
THE   DAMAGE  AND  EVEN  IF  A  PARTY   Provider on termination or expiration:
ASSERTS OR  ESTABLISHES  A FAILURE OF
ESSENTIAL PURPOSE OF ANY LIMITED a) Cease all performance of the Services REMEDY PROVIDED IN THIS AGREEMENT. and furnish to Dell all Deliverables and work in progress; and
8.2  EXCEPT  FOR  BREACH OF THE TERMS
SET FORTH IN SECTION  7.1 (" PROVIDER   b) Return  to Dell  all  copies  of any
INDEMNITY")          AND         12.3   confidential or proprietary  information
("CONFIDENTIALITY"), PROVIDER'S TOTAL   of  Dell,  and  cease  all use of  these
LIABILITY   ARISING   OUT   OF   THIS   materials.
AGREEMENT AND THE SERVICES  UNDER ALL
THEORIES   OF   LIABILITY   SHALL  BE   11.  INTELLECTUAL PROPERTY RIGHTS
LIMITED TO $5,000,000.00.
                                        11.1 Provider's  Intellectual  Property:
9.   OFFSET OBLIGATIONS                      ----------------------------------
                                        To the extent that the *** Work  Product
Orders issued by Dell pursuant to (as defined in Section 11.2 below) this Agreement are placed with the incorporates or requires for use expectation of potential acquisition pre-existing works owned by or licensed of credit for current and/or to *** or works developed independently anticipated future offset obligations from Provider's obligations hereunder of Dell or Dell Computer Corporation, (the "Licensed Materials"), *** hereby or their designated assignees to acknowledges *** ownership of the various governments around the world. Licensed Materials; and *** acknowledges Supplier agrees to reasonably assist that it does not have any ownership
Dell or Dell Computer Corporation, or   interest  in  such  Licensed  Materials.
their  designated  assignees in their   With respect to the Licensed  Materials,
efforts to secure offset credit from unless otherwise set forth in an these governments in an amount equal Addendum or Schedule, *** hereby grants to the value of the applicable to *** an irrevocable, non-exclusive,
in-country   content  of  the  orders   worldwide,  royalty-free license to: (i)
placed under this Agreement.            use, execute, produce, display, perform,
                                        copy,    distribute    (internally    or
10.  TERMINATION                        externally)   copies  of,  and   prepare
                                        derivative works based upon the Licensed
10.1 Unless expressly set forth in an   Materials  and their  derivative  works,
applicable Addendum or Schedule, Dell   and  (ii)  authorize  others  to do any,
may  terminate for  convenience  this   some, or all of the foregoing.
Agreement, any Addendum or portion of
Addendum,  any Schedule or portion of   11.2 *** Work  Product:  Except  for the
Schedule, Order or Services performed        -----------------
under an Order at any time for any Licensed Materials, *** agrees that the reason upon ninety (90) days written *** shall constitute the work product of
notice to Provider                      ***   (the    "***    Work    Product").
                                        Additionally,  other  than the  Licensed
10.1 Either party may terminate this Materials. *** Work Product shall Agreement; any Addendum, any further include without limitation: all
Schedule, Order, Services, or portion   ***   developed   with  respect  to  the
of  Services  in the  event the other   creation of-***.
party defaults in the  performance of
any of its duties and obligations and
the  default  is  not  cured   within
thirty (30) days after written notice
is given to the defaulting party.


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11.3 All *** Work  Product  is solely   12.3  Confidentiality:  Any confidential
and  exclusively the property of ***.         ---------------
To the  extent  any *** Work  Product   information  that will be  disclosed  by
qualifies  as a "work  made for hire"   either parry  related to this  Agreement
under  applicable  copyright  law, it   shall be disclosed pursuant to the terms
will be  considered  a "work made for   and        conditions       of       the
hire" under applicable copyright law,   ___________________Non-disclosure
it will be considered a work made for   Agreement     (#___________)     between
hire and the copyright  will be owned   _______________  and   ________________.
solely and exclusively by ***. To the   Notwithstanding anything contrary in the
extent  that any *** Work  Product is   terms of the  applicable  Non-disclosure
not considered a "work made for hire"   Agreement,  any trade  secrets  or other
under  applicable  copyright law, ***   proprietary information of Dell, whether
hereby  assigns and  transfers all of   oral,    visual   or   written,    shall
its right,  title and interest in and   constitute  confidential  information of
to the *** Work  Product to ***.  ***   Dell   even  if  not   marked  as  such.
agrees to take any  action  and fully   Provider  shall  mark  all  Deliverables
cooperate   with  ***,   as  ***  may   including without limitation any interim
request to effect the  provisions  of   or final  status  reports,  updates,  or
this Section.  Furthermore, *** shall   presentations,   exclusively   as  "Dell
ensure     that    its     employees,   Confidential"  and shall  not  mark,  or
subcontractors,      representatives,   jointly-mark,   such   Deliverables   as
agents or other  contractors  engaged   "Provider     Confidential."    Further,
to perform Services  hereunder comply   Provider's  obligation  to preserve  the
with  the  terms  of  this  Agreement   confidentiality of such trade secrets or
particularly this Section 11.           proprietary  information  shall continue
                                        in perpetuity.  The terms and conditions
11.4  Provider  will,  as part of the   of this Agreement  shall be deemed to be
*** Work Product,  disclose  promptly   confidential information.  Provider will
in  writing  *** all of the ***  Work   not use the  name of Dell  nor any  Dell
Product and document all intellectual   trademarks,  trade names, service marks,
property  rights as *** personnel may   or  quote  the   opinion   of  any  Dell
direct.  Furthermore *** shall,  upon   employee     in     any     advertising,
request, provide to *** any or all of   presentations or otherwise without first
the *** Work Product.                   obtaining the prior  written  consent of
                                        an officer of Dell.
12.  GENERAL

12.1  Disputes:  Before  initialing a   12.4 Insurance: Provider will obtain and
      --------                               ---------
lawsuit against the other mixing to a at all times during the tam of this dispute or claim herein, Dell and Agreement maintain at its own expense, Provider agree to first work in good with insurance companies acceptable to faith to resolve between themselves Dell, the minimum insurance coverages
such dispute or claim  arising out of   stated in Exhibit A to this Agreement.
or  relating  to this  Agreement.  To
this end,  either  party may  request   12.5 Compliance:  Dell is an Affirmative
that each party  designate an officer        ----------
or  other  management  employee  with   Action/Equal Opportunity Employer. Since
authority to bind the party to meet Dell transacts business with the United to resolve the dispute or claim. If, States Government, the Equal Opportunity after meeting, the parties are still Clauses at 41 CFR sections 60-1.4(a), unable to resolve the dispute or 60-250.5(a) and 60-741.5(a) are hereby
claim,  then  the  parties  agree  to   incorporated    and,   if    applicable,
submit the matter to mandatory Provider shall comply with FAR 52.212-3. mediation. During this resolution Offer or Representations and process, each party will honor the Certifications-Commercial Items, and FAR
other's   reasonable   requests   for   52-219-8,  Utilization of Small Business
non-privileged      and      relevant   Concerns.
information.  This paragraph will not
apply if: (i) the  expiration  of the   12.5.1 Subcontractors: If subcontractors
statute of limitations for a cause of          --------------
action is imminent; or (ii) are engaged to provide any Products or injunctive or other equitable relief Services pursuant to this Agreement, in
is necessary to mitigate damages.       addition to any specific diversity goals
                                        specified  in a Schedule  or  Amendment,
12.2 Survival of Terms: Regardless of   Provider    will    use     commercially
     -----------------                  reasonable  efforts to engage businesses
the circumstances of termination or that are, (i) certified as minority or expiration of this Agreement or any women owned by a third party Addendum or Schedule or portion certification agency acceptable by Dell, thereof, the provisions of Sections 6 or (ii) fifty-one (51%) percent owned, ("Warranty"), 7 ("Indemnity"), 8 controlled, operated and managed by ("Limitation of Liability"), 11 women or members of a minority group Intellectual Property Rights') and 12 including African Americans, Hispanic ("General") will survive the Americans, Native Americans, Asian
termination    or   expiration    and   Indian     Americans,      Asian-Pacific
continue according to their terms.      Americans.



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12.6 Records:  Provider will maintain   DELAWARE,  U.S.A. AND HEREBY AGREES THAT
     -------                            ANY SUCH COURT  SHALL BE A PROPER  FORUM
accurate   and  legible   records  in   FOR  THE  DETERMINATION  OF ANY  DISPUTE
English   during  the  term  of  this   ARISING HEREUNDER.
Agreement and, at a minimum, for five
(5) years or that  period  prescribed   12.11  Notices:   Any  notice  or  other
by  Applicable   Law  or  Regulation,          -------
thereafter  and  will  grant  to Dell   communication   (other  than  telephone,
reasonable  access to and  copies of,   maintenance  or support or requests  for
any information  reasonably requested   maintenance  or  support)   required  or
by Dell with  respect  to  Provider's   permitted by this Agreement  shall be in
performance   under  this  Agreement,   writing   in   English    delivered   by
including    information    regarding   certified  or  registered  mail,  return
Provider's   performance  under  this   receipt  requested,  postage prepaid and
Agreement,    including   information   addressed  as  follows  or to such other
regarding   Provider's   efforts   to   addresses as may be designated by notice
comply with Section 12.5.1.             from one party to the  other,  or as set
                                        forth in an  Addendum or  Schedule,  all
12.7  Remedies:   Except  as  may  be   such notices being effective on the date
      --------                          received  or, if  mailed  as set  above,
otherwise provided in this Agreement,   three   (3)  days   after  the  date  of
the rights or remedies of the parties   mailing:
hereunder  are  not  exclusive,   and
either   party   shall  be   entitled            If to Dell:
alternatively     or    cumulatively,
subject  to the other  provisions  of            Dell Products, L.P.
this   Agreement,   to  damages   for            One Dell Way
breach,   to   an   order   requiring            Round Rock, Texas 78682
specific performance, or to any other            Attention:
remedy available at law or in equity.            cc: General Counsel

12.8  Independent  Contractors:   The            If to Provider:
      ------------------------                   eTelecare International, Inc.
parties are  independent  contractors            602 E. Huntington Drive Suite H
and  neither  party  is an  employee,            Monrovia, CA 91016
agent,    servant,    representative,            Attn: Dell Program Manager
partner,  or  joint  venturer  of the
other. Neither party has the right or   12.12 Severance: Whenever possible, each
ability  to  bind  the  other  to any         ---------
agreement  with a third  party  or to   provision  of  this  Agreement  will  be
incur any obligation or liability on interpreted in such a manner as to be behalf of the other party without the effective and valid under applicable
other   party's   written    consent.   law,  but  if  any   provision  of  this
Provider  will be solely  responsible   Agreement  is found to violate a law, it
for  all  materials  and  work  until   will be  severed  from  the  rest of the
Acceptance by Dell, and Dell will Agreement and ignored and a new have no direction (except in the provision deemed added to this Agreement results to be obtained) or control of to accomplish to the extent possible, Provider, or any person employed by the intent of the parties as evidence by
or contracted for by Provider.          the  provision so severed.  The headings
                                        used in  this  Agreement  have no  legal
12.9 Amendments;  Waivers:  No waiver   effect.
     --------------------
of any  term or  condition  is  valid   12.13  Non-Exclusive:  Nothing  in  this
unless  in  writing   and  signed  by          -------------
authorized representatives of both Agreement shall require Dell to purchase parties, and will be limited to the from Provider any or all of its specific situation for which it is requirements for services that are the given. No amendment or modification same or similar to the Services provided to this Agreement shall be valid hereunder, and Dell may purchase similar unless set forth in writing and or identical services form others.
signed by authorized  representatives   Furthermore,    Provider    agrees    to
of both parties.                        cooperate  and  work  with  Dell and any
                                        other  providers that Dell may engage in
12.10  GOVERNING  LAW: THIS AGREEMENT   connection   with   the   provision   of
       --------------                   Services at Dell's expense.
WILL BE GOVERNED BY AND  CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE   12.14 Assignment: This Agreement may not
OF TEXAS, EXCLUSIVE OF ANY PROVISIONS         ----------
OF THE UNITED  NATIONS  CONVENTION ON   be  assigned  by Provider in whole or in
THE  INTERNATIONAL  SALE OF GOODS AND   part, even by
WITHOUT   REGARD  TO   PRINCIPLES  OF
CONFLICTS  OF LAW.  EACH OF DELL  AND
PROVIDER HEREBY  IRREVOCABLY  SUBMITS
TO THE EXCLUSIVE  JURISDICTION OF THE
FEDERAL AND STATE COURTS OF THE STATE
OF


Master Services Agreement
Page 6
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

operation  of  law,  in a  merger  or   the subject matter contained herein, and
stock  or  asset  sale,  without  the   merges   all   prior   discussions   and
express written permission of Dell. agreements, both oral and written, Such consent shall not be between the parties. Each party agrees
unreasonably withheld.  Provided that   that   use   of    pre-printed    forms,
Dell expressly permits the assignment including, but not limited to email, or continue to do business with the purchase orders, acknowledgments or succeeding entity without providing invoices, is for convenience only and its express permission, the terms and all pre-printed terms and conditions conditions of this Agreement shall stated thereon, except as specifically apply with respect to the succeeding set forth in this Agreement, are void
entity.   Any  attempted   assignment   and  of  no  effect.   Unless  otherwise
contrary  to the  preceding  will  be   expressly  set  forth  in  an  Addendum,
null and void.                          Exhibit,  Attachment or Schedule,  as so
                                        designated,  in the  event  of  conflict
12.15    Entire    Agreement:    This   between this Master  Services  Agreement
         -------------------            and any Addendum, Exhibit, Attachment or
Agreement,   its  attached   Addenda,   Schedule,   the  terms  of  this  Master
Exhibits, Attachments, and Schedules,   Services Agreement shall prevail.
as  so  designated,   set  forth  the
entire agreement and understanding of
the  parties  relating to

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written hereto.

DELL PRODUCTS L.P.                      ETELECARE INTERNATIONAL, INC.


By: /s/ Janet Uhrich                    By: /s/ James Franke
    ---------------------------------       ------------------------------------
Printed Name: Janet Uhrich              Printed Name: James Franke
              -----------------------                 --------------------------
Title: Services, Vice President         Title: President
       ------------------------------          ---------------------------------
Date: 5-07-02                           Date: 4-5-02
      -------------------------------         ----------------------------------


Master Services Agreement
Page 7
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

                                    AMENDMENT
                                       to
                            MASTER SERVICES AGREEMENT
                                     between
                          ETELECARE INTERNATIONAL, INC.
                                       and
                               DELL PRODUCTS L.P.

                             DATED: October __, 2005

          This amendment (the "Amendment") to the Master Services Agreement between eTelecare International, Inc. ("eTelecare") and Dell Products L.P. ("Dell"), dated April 1, 2002 (the "MSA"), is made by eTelecare and Dell effective as of October-, 2005.

          WHEREAS, eTelecare and Dell are entering into a revised Schedule Al to the MSA and the parties wish to amend the termination rights in the MSA in connection therewith.

          NOW THEREFORE, for and in consideration of the agreements set forth below, eTelecare and Dell agree as follows:

          The MSA is amended as follows:

               Section  10.01 of the MSA (for  clarity,  the first Section 10.1)
               --------------                                      ------------
               shall be deleted and replaced in its entirety with:

               "Unless expressly set forth in an applicable Addendum, Schedule or Order, either party may terminate for convenience this Agreement or any Addendum, Schedule or Order, at any time for any reason without cause, penalty or payment of any termination fees, upon ninety (90) days written notice to the other party."

          Terms defined in the MSA shall have the same meaning when used in this Amendment. Except as amended herein, all of the terms and conditions of the MSA shall continue in full force and effect.

          IN WITNESS WHEREOF, eTelecare and Dell have each caused this Amendment to be executed and delivered by its duly authorized representative.

DELL PRODUCTS L.P.                      ETELECARE INTERNATIONAL, INC.


By: /s/ [Illegible]                     By: /s/ Louie Benedict C. Hernandez
    ---------------------------------       ------------------------------------
Name: [Illegible]                       Name: Louie Benedict C. Hernandez
      -------------------------------         ----------------------------------
Title: VP/G.M. - Dell Services          Title: [Illegible]
       ------------------------------          ---------------------------------

DOC. NO.    42
          ___________
PAGE NO.    10
          ___________
BOOK NO.    LXII                                                  [Notary stamp]
          ___________
SERIES OF [Illegible]
          ___________

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

This Schedule A1 replaces Schedule A in its entirety between eTelecare International and Dell Products L.P. dated April 1, 2002 and is subject to the terms and conditions of the Master Services Agreement (the "Agreement") between eTelecare International ("Provider") and Dell Products L.P. ("Dell") dated April 1, 2002. This Schedule is effective October 1, 2005.

          1)        Definitions:
                    -----------

          a)   ***:  ***,  a  subcomponent  of the  BPI  process  through  which
               ---
               problems are identified and remedied without a full BPI project implementation, the ***, and ***.

          b)   AHT:  Average  handled time;  includes talk,  hold and wrap/after
               ---
               call work.

          c)   AMPR:  Average  Minutes Per  Resolution:  The time  required  for
               ----
               Provider to resolve a customer's issue will be measured as the Average Minutes Per Resolution ("AMPR"). AMPR will be measured using the following method: Inbound Average Handling Time (AHT) divided by the product of Resolution Rate times the Logging Percentage; AHT / (RR * L%). For the purposes of this measurement the Logging Percentage shall not exceed 100%. All statistics are by LOB, e.g. Dimension, Inspiron, etc.

          d)   ASA:  Average  Speed of Answer.  Average time to answer all calls
               ---
               handled to the queue.

          e)   ***: ***
               ---

          f)   Outbound  Calls:  Calls  initiated by Provider (or initiated by a
               ---------------
               Customer at the request of Provider) to ensure customer initiated call closure.

          g)   Call logging rate:  percent of inbound Calls logged,  measured as
               -----------------
               number of inbound and repeat inbound call logs divided by inbound and repeat calls handled.

          h)   Call: A single incident  seeking  telephone  customer service for
               ----
               any supported product. The Call is measured from when the telephone is answered for a single transaction, to when the transaction is complete and the telephone is disconnected.

          i)   CE Modifier:  Responses of Somewhat, Very and Extremely Satisfied
               -----------
               in the Dell third-party Customer Experience ("CE") Survey.

          j)   Customer:  A customer of Dell calling on a telephone for customer
               --------
               service.

          k)   ***: ***.
               ---

          l)   Distribution Of Work ("DOW"):  Day of  Week/Intraday  weekly call
               ----------------------------
               arrival percentage forecast by interval consistent with the monthly *** that is provided by Dell.

          m)   External Problem Resolution ("XPR") - the percentage of customers
               -----------------------------------
               answering "yes" to the question, "Do you consider your problem resolved?"

          n)   FCR: First Call  Resolution:  percent of customers  responding to
               ---
               e-mail survey whose issue was resolved in one call.

          o)   FTE: Full Time Equivalent, as calculated in attachment 2.
               ---

          p)   Month: Dell's fiscal months will be used for monthly calculations
               -----
               and invoicing in this contract.

          q)   Offered Call: Inbound and repeat inbound calls sent by Dell to be
               ------------
               handled by Provider

          r)   Operational  Lock:  Provider's  monthly  performance  goals.  See
               -----------------
               Section 8 for definition.

          s)   Outbound  Cap:  upper limit of outbound  minutes  with respect to
               -------------
               inbound minutes

          t)   Percent Dissatisfied - the percentage of customers rating a 1, 2,
               --------------------
               or 3 as the overall satisfaction level to the question, "Please rate your overall satisfaction with your call to Dell Technical Support" in the Dell third-party CE Survey.

          u)   Percent Neutral - the percentage of customers rating a 4, 5, or 6
               ---------------
               as the overall satisfaction level to the question, "Please rate your overall satisfaction with your call to Dell Technical Support".

          v)   PPM: Price per minute of average handle time.
               ---


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                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

          w)   Quarter:  Dell's  fiscal  quarter  will  be  used  for  quarterly
               -------
               calculations and invoicing in this contract.

          x)   Resolution:  An  inbound  customer  case log that does not have a
               ----------
               subsequent inbound case logged in the next seven (7) days is defined as having achieved Resolution.

          y)   Resolution  Rate:  Number of  unique  tags  achieving  resolution
               ----------------
               divided by number of inbound and repeat inbound call logs

          z)   Service Level: % of calls answered in X seconds compared to calls
               -------------
               offered.

          aa)  *** ("***"): Defined in Section ***
               -----------

          bb)  Tech Roster:  A list of current TSR's providing  Services for the
               -----------
               Dell account. Each TSR will have a unique identification number.

          cc)  Technical  Support  Representative  ("TSR"):  A Provider employee
               -------------------------------------------
               that performs Services for this Schedule.

          dd)  Ticket to Entry: A process  control or cost control metric in the
               ---------------
               Incentive Based Pricing Grid (see Attachment 1), intended to be achievable and, if the goal is missed, indicative of problems in process or cost control.

          ee)  Transfer Rate: % of calls handled by Provider that are redirected
               -------------
               to another Dell queue.

          2)        Term & Termination
                    ------------------

               The initial term of this Schedule shall be one (1) year beginning on the Effective Date. This Schedule will automatically renew for additional successive one year periods unless (a) one party informs the other of its intent to let the Schedule expire ninety
               (90) days  before  the end of the  then-current  term or (b) this
               Schedule  is  terminated   in   accordance   with  the  following
               paragraph.

               This schedule may be terminated (i) in accordance with the terms of the Agreement or (ii) by either party, for any reason, without cause, penalty or payment of any termination fees, on ninety (90) days written notice to the other party.

          3)        Scope of Services
                    -----------------

               Provider will provide technical support to Dell customers in the form of a telephone support queue for core and specialty products.

               The hours of Service shall be set by *** to *** up to *** a *** a *** a ***. The Services will be provided in a manner as similar as is reasonably possible to the way in which Dell provides its own telephone customer services and in conjunction with the requirements of Attachments 2, 3, and 4.

          4)        Call Volumes (Minutes)
                    ----------------------

          a) Forecasting: Dell will provide a *** of the *** of *** on a *** for ***. The *** are the ***. The *** of the *** are the updated *** from the previous ***. The *** are an *** for minutes Dell will provide during that month.

          b) For example, *** Dell will provide a *** for *** and ***. *** for *** represents the ***. ***


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

               *** for *** represents the ***. *** for *** represents the ***.

          c)   Dell may increase the *** at any time by giving  Provider  thirty
               (30) day's notice and Provider will make commercially viable efforts to comply with the new ***. Dell will incorporate the staffing and training lead-times as part of this forecasting process. Provider will keep Dell up to date with recruiting pipeline on a monthly basis.

          d) In the event that *** exceed the *** by *** than ***%, Dell will *** the *** and ***. The *** will *** in *** unless *** by Dell. Dell shall *** the *** which *** the *** which *** is ***.

          e) Staffing: Provider is responsible for hiring and/or training of sufficient staff and acquiring incremental infrastructure to support the *** provided the average *** headcount growth, measured Dell quarter over Dell quarter, does not exceed 10%.

          f) During each Dell quarter, Provider will hire and train TSRs (for attrition replacement on current headcount (baseline HC number). Provider will hire and train increased headcount requirement not exceeding 10% average headcount, measured Dell quarter over Dell quarter. Dell will *** the *** of *** it *** and *** in *** of ***% *** over *** from ***. These forecast and/or staffing change requests must be provided to Provider in an agreed upon written form. Provider will make commercially reasonable efforts to accommodate Dell's request. Such ramp requests will be implemented upon mutual written agreement of the parties. With regards to ***, when *** to *** in ***%, then Provider *** for *** are ***. Any changes to these ramp requests will also be implemented upon mutual written agreement of the parties.

          g) Subject to Section 10b, Dell will provide the DOW to Provider seven (7) days before the beginning of every week. The DOW provides guidance on Day of Week/Intraday call arrival percentages. Provider will staff according to those percentages, subject to the terms of this Section 4. Provider shall provide feedback to Dell if Provider's historical analysis leads to different call interval arrival percentages.

          h) Capacity Forecast: Provider is *** for *** with a *** for each *** for *** within *** days *** of the ***. This *** the *** and *** provided by ***. Dell will *** this *** to help ***.

          i) Routed Calls: Dell will distribute Calls to Provider using the Dell telecom solution. The number of Calls Provider will handle will be determined as a percentage of the Dell Call forecast in conjunction with the ***. All Calls offered to Provider via the Dell telecom solution during the agreed upon hours of operation will be accepted and routed to Provider's TSR's, subject to the terms of this Section 4.

          j) Call Management System Access: Provider will continue to provide Dell with real time access to phone support queues, including continued access to existing accounts for Call Management System
               (CMS) as required by Dell. This access to the Call Management Systems will continue to be delivered ***.

          5)        Support Requirements
                    --------------------


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

          a) Call Tracking System: Provider shall log 100% of contacts with end user utilizing tools defined by Dell and in accordance with Dell's policies. Dell will provide the necessary network access required to connect to the system with end user. Dell will provide data connectivity and access to a US based location. Provider will be *** for all *** and *** from *** its ***.

          b)   Reporting: Provider will provide the reports listed in Attachment
               2. Dell agrees to provide Provider with timely and consistent reporting as defined in Attachment 2. Provider is required to deliver Call Center Daily Reports prior to 7:00 a.m. CST daily for the previous day's business. Requirements for the formats of those reports will be provided and updated by Dell as required.

          c) Equipment and Software: Dell will provide a limited number of computers with associated application software (and maintenance parts for those computers) as required in Provider's lab for training. These systems will be returned to Dell at the termination of the Schedule in like condition, excluding normal wear and tear from their daily use. Provider shall replace any components or units that are lost due to damage beyond normal wear and tear and theft. Provider shall also maintain an inventory of equipment to communicate to Dell upon request. Dell may at any time require that these systems undergo service including the replacement of all or part of a system. Dell will endeavor to give appropriate notice to Provider of any such service and schedule with Provider at a mutually agreeable time. Provider is responsible for providing all other equipment required by its employees to perform services and to meet Dell's system requirements. The minimum requirement as of the effective date is a Pentium III system running Microsoft supported OS with no latency due to desktop configuration with hard drive or memory. These requirements may change as systems are enhanced. Dell shall perform baseline performance testing of Provider system response time. During the performance of the services, Provider shall *** its *** as ***, to *** no greater than ***% *** (i) the *** or (ii) the *** of *** like ***. All *** of ***
               and *** will *** the *** of *** and *** in the ***. Provider will utilize Dell systems for all TSR equipment requirements.

          d) Knowledge Base and Technical Support Tools: Provider will access Dell's technical support knowledge base and technical support tools, collectively the "support Documentation," via the Internet. Ownership and responsibility for content of these and all other requisite Dell tools will remain with Dell. Dell will provide login access to this data if needed. Whether marked as such or not, for purposes of the Agreement and this Schedule, all such Support Documentation is proprietary and confidential to Dell and Provider may disclose this information on to Customers and only in the provision of the Services. Any other disclosure of such Support Documentation is a breach of the Agreement. The Provider shall log all customer contacts utilizing the tools defined by Dell in accordance to Dell standards.

          e) Workspace: Provider will provide workspace, access to a telephone, and wireless and wired high-speed network connectivity for up to five (5) Dell staff members at Provider's call center site. Dell reserves the right to review any Dell Supporting facilities and processes at any time.

          f) Tech Roster: Provider will keep its complete Dell support Tech Roster current at all times.

          g) Documentation: Provider shall retain documents related to the Services as required for a period of three (3) years after the termination of this Agreement. Upon termination of this Schedule, Provider will return, insurance and shipping paid, all Dell provided materials at Provider's expense.


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                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

          h) Escalation: Provider will follow the procedures for escalating customer problems internally or to Dell Management in a mutually agreed upon process.

          i) Continuous Improvement: Provider agrees to work with Dell and other Providers towards the continuous improvement of the Services. This includes, but is not limited to, the sharing of information such as metrics, best practices, training materials and all other intellectual property, as defined in the Agreement pertaining to the Services for the purposes of improving quality and reducing cost of Services provided.

          j) Quality (Call Recording): Provider must have the ability to record randomly or specifically selected complete calls with recording quality sufficient to audit for process adherence and quality. Provider must upload recorded calls with index files per Dell's identified sample size requirements (currently one call per rep per week uploaded to Dell's ValueChain).

          k) Compliance Training: Provider will ensure 100% of its TSRs have completed and understand Dell required compliance training, to include at a minimum: Export Compliance; Customer Privacy; and, if required, Product Safety and Nexus training.

          l) Certification: As soon as *** after the ***, and no *** after ***, Provider must meet one of the following:

                    i.   Hold current ***.

                    ii.  *** its *** with the *** for ***.

               Provider will *** annually to ensure *** with ***. At a ***, the *** must *** to all *** of the *** and *** that include *** of *** and ***.

               Provider shall *** the *** of these *** with ***. Provider and Dell shall *** to a *** by *** will *** any ***. Any *** by Provider *** with this *** are the *** of ***.

          m)   ***: Provider must make *** to *** within its ***.

                    i. Each *** must have *** that have a *** of ***, and *** requirements and goals.

                    ii. The procedures for *** must be *** as ***, and in a *** all *** and ***.

                    iii. Provider must *** that it *** an *** that *** to ***
                         and *** in its ***.

                    iv.  ***  that *** in *** must be *** and *** must be *** to
                         ***.

                    v. Any *** of the *** or *** via *** and ***. All such *** are *** to ***.

                    vi. All *** shall be *** across *** and ***. Where *** or *** dictate *** or *** may be *** upon *** from ***

                    vii. *** of any *** or *** or ***  from *** via the
                         *** / *** body.

                    viii.*** of *** shall be completed in accordance with *** to
                         *** and include *** and *** as ***, and in accordance with the *** process outlined in section 15.


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                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

                    ix.  Provider  will  *** the ***  internally  or to *** in a
                         ***.

          n) ***: Provider must *** a *** for *** the *** not *** requirements and goals.

                    i. Provider *** to *** with *** and *** in ***; including, but not limited to, the *** of *** such as *** and ***, as defined in the Agreement pertaining to the ***

                    ii.  Provider shall *** and *** a *** and ***.

                    iii. Any *** related *** of *** require *** of a ***. ***
                         are subject to ***. *** for establishing *** is *** days from the *** of *** of ***.

                              1. Provider must *** and *** to *** to *** its *** and ***.

                    iv. Provider *** to *** a *** with *** available to the ***. In addition, Provider shall *** and *** at *** to *** the *** to *** or *** requirements of the SOW.

          o)   *** (***):  Provider  will *** an *** at a ***, to *** and *** in
               Provider services, and *** as *** of *** for ***.

          p) Business Continuity and Recovery Plan (BCRP): Provider will establish and maintain contingency plans, recovery plans and proper risk controls to ensure Supplier's/Provider's continued performance under this Agreement. The plans must be in place within 30 calendar days after the Effective Date of this Schedule and shall include, but not be limited to, testing, control functions, accountability and corrective actions to be immediately implemented, if necessary. Provider agrees to grant access to the plans to Dell at a mutually agreeable time.

          6)        Organization Responsibilities
                    -----------------------------

          a) Provider will maintain all rosters up-to-date in real-time, to include but not limited to the following tools:

                    i. Training Portal (Dell's on-line web-based training resource site) - Provider must maintain the Tech Roster real-time in Dell's training portal.

                    ii. Escalations on Demand (EOD) - Provider must enter an individual profile real-time for each TSR.

                    iii. eTalk - Provider  must update  Dell's  eTalk  Advisor's roster weekly by close of business Thursday.

          b) To the extent required and permitted by any applicable law, rules or regulations, Provider shall obtain all necessary permissions from and provide all required notices to employees and contractors employed in providing Services to Dell and take other necessary steps that will allow Dell or any third party contractor of Dell to store, transmit, use and otherwise process the applicable personal information of such employees and contractors for the purpose of


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                                   SCHEDULE A1
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--------------------------------------------------------------------------------

               onboarding the same and for any other legitimate business purposes without restriction as to the country location of the facilities where such data may be transmitted and processed.

          7)        Floor Support (Ownership)
                    -------------------------

               Dell *** to *** the ***, ***, with *** which was *** by *** to *** with *** to *** or *** these ***. The *** is *** to *** and
               ***. Provider *** not to *** the *** and *** with any ***. Provider may use the *** or *** other *** or *** so long as *** or *** the *** and *** and with ***. Dell and Provider will *** to *** which *** in ***.

               The *** Includes:

               a. Provider will continue to *** per site as *** in the ***. The *** for *** and ***.

               b Provider will *** its ***, as *** in the ***, such that *** is *** to *** of no ***.

               c. For the purpose of *** in *** Provider will *** and *** a *** of *** and *** to its *** to *** in *** and ***, as ***
                    to *** the *** in ***.

               d. Provider will *** to *** a *** for the *** of *** to the ***. Subject to Section 4, *** to *** during *** is *** and *** not *** to ***

               e.   Provider will *** to *** the *** to *** to *** having ***.

          8)        Operational Lock:
                    ----------------

          a) Operational Lock: Dell shall provide to Provider in writing, at least seven calendar (7) days before the beginning of a month, the parameters under which the Services will be performed for the following month, the "Operational Lock", by Line of Business (as identified in the chart below; also "LOB"), at the enterprise level. The Operational Lock will include: (i) AMPR Lock, (ii) Resolution Rate lock, (iii) CE Lock (iv) Bonus and Incentive lock for Tickets to Entry as defined in item 1 of Attachment 1, (v) Logging Percentage; If Dell fails to provide the Operational Lock to Provider at least seven (7) days before the beginning of a month, the previous month's Operational Lock will apply.

          b)   The *** will be as follows:


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--------------------------------------------------------------------------------

                        --------------------------------
                        *** of ***      *** Percentage
                        --------------------------------
                           ***       ***% of *** minutes
                        --------------------------------
                           ***       ***% of *** minutes
                        --------------------------------
                           ***       ***% of *** minutes
                        --------------------------------
                           ***       ***% of *** minutes
                        --------------------------------

          Any changes  will be handled by addendum  process  provided in Section
          15.

          c) Average Minutes Per Resolution ("AMPR"): The time required for Provider to resolve a customer's issue will be measured as the Average Minutes Per Resolution ("AMPR"). AMPR will be measured using the following method:

                    i. Inbound Average Handling Time (AHT) divided by the product of Resolution Rate times the Logging Percentage; AHT / (RR * L%). For the purposes of this measurement the Logging Percentage shall not exceed ***%.

          d) Provider's *** to the *** and *** will determine *** for a *** as described in Attachment 1.

          e) For the *** of *** after the Effective Date, the *** shall be no lower than the ***, by ***, for ***; *** and ***. For the *** of *** after the Effective Date, the *** shall be no higher than the *** by ***, for *** and *** or *** at the ***.

          f) The Operational Lock shall be applied uniformly for similar LOB queues across all Dell badged sites and those of all providers in order to improve overall enterprise performance. Enterprise performance is the performance of all similar LOB queues at all Dell badged and provider sites.

          g) Dell will continue to set quarterly goals, with the Operational Lock setting the monthly parameters to achieve the quarterly goals. These monthly adjustments to the Operational Lock shall be feasible and based on enterprise best practice as evidenced by actual performance data which shall be shared by Dell with all sites, including those of all partners. In the event the previous month's actual performance is not available, the most recent 8 weeks of data will be used.

          9)        Rates; Fees, and Invoicing:
                    --------------------------

          a)   The *** will be ***. The *** will be *** of ***.

          b)   The *** will be ***, the ***, and *** to *** in the ***.

          c)   An ***, in *** to the *** is defined in Attachment 1: *** Grid.

          d)   *** listed by ***:


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--------------------------------------------------------------------------------

                     -------------------------------------
                                                 Price Per
                     ***   Total *** Minutes        ***
                     -------------------------------------
                      1    *** minutes per ***      $***
                     -------------------------------------
                      2    *** minutes per ***      $***
                     -------------------------------------
                      3    *** minutes per ***      $***
                     -------------------------------------
                      4    *** minutes per ***      $***
                     -------------------------------------
                      5    *** minutes per ***      $***
                     -------------------------------------
                      6    *** minutes per ***      $***
                     -------------------------------------
                      7    *** minutes per ***      $***
                     -------------------------------------

          e)   For ***, the *** in the *** will be *** the *** of ***.

          f)   Pricing will be invoiced as Price per ***:

                    i. Fees for *** are calculated as: *** of *** the *** times the *** the *** or *** the *** determined above.

                    ii. Fees for *** will be the *** of ***, or the *** the *** of *** the *** determined above.

          g) ***: Dell will *** for *** to the above pricing table and definitions. In the case of a *** (not *** any *** to ***), *** will *** the *** to the *** described below, *** the *** was *** by *** and not *** by ***:

                    *** days *** by ***%
                    *** days *** by ***%
                    *** days *** by ***%
                    *** days ***

          h) Minimum Monthly Commitment: The *** shall be *** to *** the ***. The *** of *** will be no less than *% of the ***. Dell may *** in *** that *** be *** to *** if:

                    i. Provider's *** a *** of *** than *** days is *** the *** metrics no. 12 and 15 in Attachment 2.

                    - or -

                    ii. Provider's *** a *** of *** than *** days is *** the *** and *** metrics listed in Attachment 2.

               This *** until *** is *** to *** such ***. Dell and Provider shall *** to the *** on which its *** and the *** will ***. For example, if Provider *** such a *** at the *** of *** and *** and *** that *** is *** on ***, the *** only to the *** of *** for *** through *** for the ***.

          i) Training: Provider may *** at *** the *** for *** of ***. Subject to Section 4, *** and *** will *** by ***. The *** of *** will *** the ***


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--------------------------------------------------------------------------------

               *** of *** and *** be *** in the ***,  *** as *** in section 4.f.
               *** will *** be *** for *** who *** with *** as defined in Attachment 2 and *** be *** by ***. *** will be *** for all *** for *** not *** and *** as listed in Attachment 2.

          j) Telecommunications Charges and Data Connectivity: Dell will be *** for the *** of *** and *** of *** to a ***. Provider will *** and *** with *** the *** and *** at their *** and the *** and *** from *** to ***. Dell will install adequate circuit capacity at Provider's US based location and will be billed directly by its carrier for any charges relating to their use. Any *** by *** as *** of the *** and *** from *** to the *** shall *** the *** of ***. Dell will *** for only the *** for ***.

          k) Custom Reporting: Provider will be responsible for generating all needed standard call center reporting to Dell at no additional cost. Provider will provide *** per month of *** or *** to *** at
               ***.

          l) Other Fees: Subject to the terms of this Schedule, ***, and *** and ***. The parties must mutually agree in writing to other fees for other products or services.

          m) Invoice Verification and Payment Dispute Resolution: Provider will present a monthly bill to Dell for timely verification, approval and payment. After bill verification and approval, Dell will remit the bill as invoice to accounts payable where both parties have the right to audit for 180 days. In the event of a payment dispute between Dell and Provider concerning fees, Dell and Provider have 90 days to negotiate in good faith and provide timely resolution to any payment dispute using the dispute resolution process outlined in the Agreement. Provider agrees to retain a minimum of 5 years of data to assist with internal process audits and share data as requested.

          10)       Required Performance Metrics
                    ----------------------------

          a) Provider shall meet the Performance Metrics Goals and reporting requirements listed in Attachment 2. If Dell's *** by more than ***%, Performance Metric Goals *** the *** of *** to *** and ***.

          b)   Interval Performance Staffing

               Each site is responsible for staffing to handle Dell's call volume throughout the day according to the DOW. Dell will send each site the DOW approximately 7 days prior to the start of a new call week. Dell Providers are responsible to handle their interval-handle plan (interval forecast) based on the capacity model that Dell requires. If Dell Providers are *** to meet ***, it *** or *** as defined in Attachment 1. This requirement will be *** by the *** metric.

               *** is test:

                    1.   If a *** or ***% of *** on the *** for a ***  they  ***
                         for that ***.


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--------------------------------------------------------------------------------

                    2. If *** than ***% of *** on the ***, for a given interval, and *** is ***%, they *** for that ***.

               The *** for a *** the *** of *** by the *** that the *** was *** to ***.

          11)       Business Review
                    ---------------

               Provider will review performance of the services as required by Dell. On a quarterly basis, Dell and Provider will meet at a location determined by Dell to review the previous quarter's business performance. Provider will host weekly calls with Dell for issue identification, status updates and review of other mutual concerns. The Provider will actively participate in the Dell ACS Operational and Quality / Customer Experience governance process to include weekly working sessions and periodic management reviews. Daily operational calls may be held if requested by Dell.

          12)       Recognition
                    -----------

          a)   Quarterly Recognition Events

               Provider will hold quarterly recognition events for the Dell account employees working in support of this Schedule for quarters in which Provider meets its quarterly goals.

                    l. Dell and Provider agree to *** the *** of *** up *** upon *** to *** per ***.

                    2. Provider agrees to match this amount and provide documentation after each event in support of the expenses.

          b)   Ongoing Recognition

                    1. Dell will provide a *** for *** of *** per *** up to *** per *** of this Schedule.

                    2.   Provider *** to *** this ***.

                    3.   Provider will *** a *** to Dell *** were ***.

          c)   Third Party Incentive Provider:

                    1. Dell may *** a *** through a *** for *** in *** of this Schedule.

                    2.   Provider will *** to the *** and *** for the ***.

          13)       Quality Monitoring
                    ------------------

          a) Provider will provide Dell with a phone number with which Dell or any designated Dell Third Party auditor may call in at any time to remotely monitor random Calls.

          b) Provider will host quality-calibration sessions with Dell. The frequency and agenda of these meetings will be determined by Dell. Calibration targets are to be within 95% on jointly audited Calls.

          c) Provider must resolve all issues of non-compliance to audit criteria according to Dell's recommended progressive discipline.

          14)       Use of the Dell Name
                    --------------------


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--------------------------------------------------------------------------------

          a)   Provider may not under any circumstances *** or *** the ***.

          b) All *** and any *** in the *** provided in section 18, by ***, must *** to such ***.

          c)   Dell may ***, ***.

          15)       Change Management
                    -----------------

               Dell may at any time  modify or amend this  Schedule  upon thirty
               (30) days written notice to Provider. Said notice shall describe the requested modifications in detail sufficient to permit Provider to submit to Dell, within 10 business days, an estimate of the cost and schedule impacts to effect the modifications. Provider shall implement the modifications only upon written authorization from both parties. Provider shall invoice Dell only for costs incurred after receiving written authorization. Costs incurred by Provider before receiving written authorization shall be the responsibility of Provider.

               Provider shall provide notice to Dell of all Leadership changes at Process Leader and above at least 10 days in advance of any change.

          16)       Damages related to Fraud/Data Security
                    --------------------------------------

          a) Except to the extent of Dell's negligent or intentional conduct and/or failure to maintain customary security measures, Provider agrees to reimburse Dell for any and all actual damages related to fraud on the part of a Provider's employee. This includes, but is not limited to, items such as improper use of customer credit cards and employees dispatching Dell equipment improperly to themselves or others.

          b) Provider agrees to maintain a list of Provider's employee passwords to all Dell applications.

          c) Provider will provide 15 days notice for all new employee access requests.

          d) Provider will provide notice to Dell within 24 hours of any employee termination to remove their access to Dell systems and applications.

          e) Provider may not allow employees to share passwords without written agreement from Dell to do so.

          f) Provider agrees to immediately report Fraud so that Dell can remove their access to Dell systems and applications.

          g) Provisions of this Section 16 shall be subject to the terms and limitations set forth in the Agreement.

          17)       Export Compliance
                    -----------------

          a) Provider agrees to ensure all Agents on the Dell account are trained in Dell required Export Compliance procedures. All agents will be re-certified every year.

          b)   Details are provided in Attachment 5 - Export Compliance.

          c)   Provider  agrees  to  maintain  a  certified  export   compliance
               trainer, trained and certified by Dell, onsite for all new hire classes.

          18)       Dell Area
                    ---------


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--------------------------------------------------------------------------------

               Provider agrees to maintain the *** in a *** of its *** and agrees that *** will be *** into the ***, or *** in the ***. Provider will allow Dell to display Dell related banners and signs in the area to promote the Dell brand name and employee's association with the account.

          19)       Location
                    --------

          a) Services shall be provided in *** of *** at *** in support of this Schedule.

          b) Provider may not move the Dell account to a new facility without express permission from Dell in the form of a signed letter by an authorized Dell representative; such permission will not be unreasonably withheld or delayed.

          e) Provider must provide 30 days written notice prior to requesting to move the Dell account to a new facility.

          d) Provider will be responsible for any actual costs incurred as a result of moving the account to an alternate location.

          Schedule A1                       Schedule A1
          Agreed and Accepted:              Agreed and Accepted:

          Etelecare International           Dell Products L.P.


By: /s/ Louie Benedict C. Hernandez     By: /s/ G.J. Cotshoit
    ---------------------------------       ------------------------------------
Name: Louie Benedict C. Hernandez       Name: G.J. Cotshoit
      -------------------------------         ----------------------------------
Title: VP - Philippine Operations       Title: VP/GM Dell Services
       ------------------------------          ---------------------------------
Date: January 13, 2006                  Date: 11/29/05
      -------------------------------         ----------------------------------

DOC. NO.    41
            ____
PAGE NO.    10
            ____
BOOK NO.    LXII                        [Notary stamp]
            ____
SERIES OF   200a
            ____


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--------------------------------------------------------------------------------

                   ATTACHMENT 1- INCENTIVE BASED PRICING GRID

Dell will pay fees to Provider on a Dell fiscal month basis according to a rate based on the following criteria:

The base rate for handling the monthly call volume will be the rate stated in
Section 8 as per the volume grid. This base rate will be adjusted monthly (increased or decreased) based on actual monthly performance in the following categories:

1)   Incentive Tickets to Entry:
     --------------------------

----------------------------------------------------------------------------------------------------------
Metric:                 Minimum Requirement   How to Measure
----------------------------------------------------------------------------------------------------------
Ownership Audit          As defined in the    Number of successes divided by the total number of
                         Operational Lock     compliance opportunities, as determined by independent
                                              audit.
----------------------------------------------------------------------------------------------------------
Email Capture Rate             ***%           Number of valid e-mail addresses plus number of
                                              "customer-refused" email entries divided by the total
                                              number of calls logged.
----------------------------------------------------------------------------------------------------------
Dispatch Value per       As defined in the    As defined in Attachment 2
Resolution               Operational Lock
----------------------------------------------------------------------------------------------------------
*** Performance or             ***%           As defined in the Schedule.  *** shall apply for queues
Service Level Percent                         that are dynamically routed between sites.  Service Level
                                              shall apply for queues that are solely serviced by Provider.
----------------------------------------------------------------------------------------------------------

2)   Operational Lock Performance:
     ----------------------------

Provider's performance will be measured against the monthly Operational Lock for contact handling efficiency (AMPR), and Customer Experience (CE). If Provider's CE performance meets or exceeds the Operational Lock, Provider may be eligible for a Bonus.

----------------------------------------------------------------------------------------------------------
           ***                                        ***
----------------------------------------------------------------------------------------------------------
AMPR ***   Provider will *** to *** by***% of ***     *** to ***:
                                                      ----------
           for ***% *** the *** to the ***.  In       Provider may *** for ***% of the *** for ***% ***
           addition, provider *** its ***% for ***    its *** the *** to the ***.  *** will not ***%.
           to *** not ***.  *** will not ***%.
                                                      ----------------------------------------------------
                                                      *** to ***:
                                                      ----------
                                                      Provider *** its *** to ***% for *** to *** not
                                                      ***. ***will not ***%.
----------------------------------------------------------------------------------------------------------
AMPR ***   Provider *** its *** to *** by ***% of     *** to ***:
                                                      ----------
           *** for ***% *** the *** to the ***.  In   Provider's *** will be ***% for ***% that its *** to
           addition, provider *** its *** by ***%     the ***. *** will not ***%
           for *** to *** not ***. *** will not
           ***%.
                                                      ----------------------------------------------------
                                                      *** to ***:
                                                      ----------
                                                      Provider *** its *** to ***% for *** to *** not
                                                      ***. *** will not ***%.
----------------------------------------------------------------------------------------------------------

3)   Metrics and Goals:
     -----------------
     1. Dell shall reserve the sole right to change the goals and tickets to entry in this attachment, in advance, in accordance with the Operational Lock process.
     2. Goals and tickets to entry will be by Line of Business ("LOB"); bonuses and invoice reduction will be applied to individual LOB's
     3. Dell may provide a temporary waiver for one or more tickets to entry upon written approval by a Dell Director or above.
     4. Dell shall reserve the sole right to change the bonus and incentive scaling numbers, in advance, in accordance with the Operational Lock process, provided:
          a. The CE bonus scaling shall not be less than ***% if Bonus for ***% of CE -and-
          b. The maximum possible invoice reduction shall-not exceed the maximum possible bonus.
          c. The maximum bonus or penalty shall not exceed the ***% agreed to above without the Providers written agreement.
     5. Dell agrees it will change its SLA levels, penalties and/or incentives in good faith based on practices of like services.


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                                  ATTACHMENT 2
                     PERFORMANCE METRICS GOALS AND REPORTING

------------------------------------------------------------------------------------------------------------------------------------
                                                      Performance Level
                                                  -------------------------
                                                                  Minimum                                       Reporting
                                      Type of                     Service                            -------------------------------
   Criteria         Definition        Criteria        Goal         Level         How to Measure      Frequency   Form     Recipient
------------------------------------------------------------------------------------------------------------------------------------
1. Transfer     % of calls         Accuracy       Established  Established   o Number of calls       Weekly     Report  Dell will
   Rate         handled                           by LOB by    by LOB by       transferred divided                      report to
                resulting in a                    Qtr          Qtr             by the number of                         provider
                transfer.                                                      calls in a specific
                                                                               queue or LOB.
------------------------------------------------------------------------------------------------------------------------------------
2. Agent        The percentage     Accuracy       Established  Established   o Count repeat Calls    Weekly     Report  Dell will
   Resolve      of successful                     by LOB by    by LOB by       by the same asset                        report to
   Rate         First Time                        Qtr          Qtr             tag # for any reason                     provider
                Resolves                                                       within seven (7)
                lasting seven                                                  days and divide by
                (7) days with                                                  total Calls
                no repeat Calls
------------------------------------------------------------------------------------------------------------------------------------
3. Dispatch     % of calls         Accuracy       Monitor      Monitor only  o Number of service     Weekly     Report  Dell will
   Rate         handled                           only         current no      dispatches divided                       report to
                resulting in a                    current      goal            by number of calls                       Provider
                dispatch                          no goal                      handled.
------------------------------------------------------------------------------------------------------------------------------------
4. Dispatch     Total value of     Accuracy       To be        To be         o Total value of        Monthly    Report  Dell
   Value per    Dispatches                        determined   determined      Dispatches divided                       Relationship
   Resolution   divided by                        monthly      monthly         by total Resolutions                     Outsource
                total                                                                                                   Manager
                Resolutions
------------------------------------------------------------------------------------------------------------------------------------
5. Process      Score              Accuracy       ***% or ***  ***%          o Average of agent      Monthly    Report  Dell
   Audit        determined by                                                  scores using Dell                        Relationship
   Monitoring   quality                                                        Quality Evaluation                       Outsource
   Score        monitoring                                                     form.                                    Manager
                group for both
                process and
                technical
                accuracy
------------------------------------------------------------------------------------------------------------------------------------
6. Repeat       Accurately and     Accuracy       Established  Established   o Number of repeat      Weekly     Report  Dell will
   Dispatch     correctly set                     by LOB by    by LOB by       dispatches divided                       report to
   Rate         up service call                   Qtr          Qtr             by the number of                         Provider.
                (correct DPS                                                   initial dispatches.
                type, part,
                address,
                contract
                information,
                and clear
                comments on
                service
                provided to CPT.
------------------------------------------------------------------------------------------------------------------------------------
7. Resolution   Percentage of      Accuracy       To be        To be         o Number of unique      Monthly    Report  Dell
   Rate         inbound calls                     determined   determined      tags achieving                           Relationship
                achieving                         in           in              resolution divided                       Outsource
                resolution (no                    Operational  Operational     by number of inbound                     Manager
                subsequent                        Lock         Lock            and repeat inbound
                calls in 7                                                     call logs
                days).
------------------------------------------------------------------------------------------------------------------------------------
8. E-mail       Number of          Customer       ***%         ***% ***      o E-mail addresses      TBD        Report  Dell
   Addresses    E-mail             Experience                                  collected by                             Relationship
   Collected    addresses                                                      Technicians from                         Outsource
                collected from                                                 customers for                            Manager
                customers                                                      Customer Surveys
------------------------------------------------------------------------------------------------------------------------------------
9. Executive    Number of          Customer       ***%         ***%          o Measure of amount of  Monthly    Report  Dell will
   Escalations  customer           Experience                                  escalations reaching                     report to
                escalations                                                    REC as a percentage                      provider
                                                                               of total call volume
                                                                               at LOB
------------------------------------------------------------------------------------------------------------------------------------
10. Percent     Survey score of    Customer       Established  Established   o Survey of end         Weekly     Report  Dell will
    Satisfied   end customers      Experience     by LOB by    by LOB by       customer                                 report to
                                                  Qtr          Qtr             satisfaction by                          provider
                                                                               Technician
------------------------------------------------------------------------------------------------------------------------------------


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
11. Abandon     Calls dropped      Effectiveness  ***% ***     ***% ***      o # of Calls dropped    Daily      Report  Dell
    Rate        after reaching                                                 after reaching the                       Relationship
                the queue                                                      queue divided by                         Outsource
                                                                               total number of                          Manager
                                                                               Calls offered to the
                                                                               queue minus short
                                                                               Calls (short Calls
                                                                               abandon with less
                                                                               than 15 seconds of
                                                                               wait time)
------------------------------------------------------------------------------------------------------------------------------------
12. ***         % successful       Effectiveness  ***% ***     ***% ***      o # of successful       Daily      Report  Dell will
                intervals over                                                 intervals divided by                     report to
                the number of                                                  total number of                          Provider
                total intervals                                                intervals for a 24
                worked.                                                        hour period. A
                                                                               successful interval
                                                                               is defined as any
                                                                               interval where 100%
                                                                               of calls consistent
                                                                               with the DOW
                                                                               forecast, or 100% of
                                                                               calls less than the
                                                                               DOW forecast are
                                                                               handled by the
                                                                               Provider.
------------------------------------------------------------------------------------------------------------------------------------
13. Service     Percentage of      Effectiveness  1. ***% ***  1. ***% ***   o 1. % of calls         Daily      Report  Dell
    Level       calls answered                    2. ***% ***  2. ***% ***     answered within 2                        Relationship
                within 2                                                       minutes out of calls                     Outsource
                Minutes                                                        offered                                  Manager

                                                                             o 2. % of calls
                                                                               answered within 10
                                                                               minutes out of calls
                                                                               offered
------------------------------------------------------------------------------------------------------------------------------------
14. Resource    Plan for           Staffing       ***%         ***%          o 100% of needs over 3  Monthly    Report  Dell
    Allocation  planned FTEs       adequacy                                    month period of ***                      Relationship
    Plan        and seat                                                                                                Outsource
                capacity                                                                                                Manager
------------------------------------------------------------------------------------------------------------------------------------
15. Average     Average time to    Timeliness     ***          ***           o Average wait time of  Daily      Report  Dell
    Speed of    answer all                                                     all calls offered to                     Relationship
    Answer      calls handled                                                  queue calls                              Outsource
    (ASA)       to the queue                                                   expressed in                             Manager
                                                                               minutes.
------------------------------------------------------------------------------------------------------------------------------------
16. On-Time     Accurate           Timeliness     ***%         ***%          o Accurate reports      N/A        N/A     N/A
    Reports     reports                                                        received on time.
                delivered to
                Dell when they
                are due
------------------------------------------------------------------------------------------------------------------------------------
17. Training    Update on new      Training       *** days     *** days      o Preliminary test      Monthly    Report  Dell
                hire and new       adequacy                                    scores of ***%                           Relationship
                product training                                                                                        Outsource
                                                                             o ***                                      Manager

                                                                             o *** after training
------------------------------------------------------------------------------------------------------------------------------------
18. Average     Handle Time in     Volume         ***          ***           o # Of minutes/seconds  Daily      Report  Dell
    Handle      minutes/seconds                                                divided by # of                          Relationship
    Time                                                                       total handled Calls.                     Outsource
                                                                                                                        Manager
                                                                             o Begin measure when
                                                                               the Call is answered
                                                                               by a live agent.

                                                                             o Handle Time --
                                                                               Includes talk, hold,
                                                                               and wrap time. Does
                                                                               not include queue
                                                                               time.
------------------------------------------------------------------------------------------------------------------------------------


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
19. Logging     % of inbound       Volume         ***%         [TBD FOR      o Number of inbound     Monthly    Report  Dell will
    Percentage  and repeat                                     AMPR OR OPS     call logs divided by                     report to
                inbound Calls                                  LOCK]           number of inbound                        Provider
                logged vs. of                                                  and repeat calls
                inbound and                                                    handled.
                repeat inbound
                Calls answered                                               o Dell will count
                                                                               Calls answered using
                                                                               ACD and Calls logged
                                                                               using Dells call
                                                                               tracking system*.

                                                                             o By definition,
                                                                               Logging Percentage
                                                                               shall not exceed
                                                                               100%.

                                                                             *Tracking system to
                                                                             include both Dellserv
                                                                             logs (w/ case numbers)
                                                                             and DPS logs (does not
                                                                             generate case
                                                                             numbers)?
------------------------------------------------------------------------------------------------------------------------------------
20. Number of   # of Calls         Volume         ***%         Calls ***%    o # of Calls offered    Daily      Report  Dell
    Calls       offered and                                    of the ***      to the switch                            Relationship
    Offered /   answered                                                                                                Outsource
    Answered                                                                 o # of Calls answered                      Manager
                                                                               by a live agent
------------------------------------------------------------------------------------------------------------------------------------


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

                                  ATTACHMENT 3
                                *** REQUIREMENTS

*** Requirements for *** to be *** - in a ***.
----------------------------------------------

If Dell *** will be ***, then the following requirements must be met:
o    *** of *** to and from *** must be ***, i.e. ***.
     o    For the ***
     o    For *** of ***
o    All Dell *** will be *** in ***
o    *** to the *** will be *** and *** that *** or  *** Dell's ***.
     o    *** will not be *** for *** or ***
     o    *** at ***
     o    *** of ***
     o    User *** to *** their ***
     o    *** every *** days
     o    *** of at least *** (*** from *** the ***)
     o    *** to the *** can only be *** from *** (this is *** the ***)
o    *** of the ***to Dell
o    *** must be *** that *** with *** which *** without Dell ***.
o    Provider's *** can not be *** from *** than *** and ***.
o    Provider *** with *** will have a ***.
o    All *** that will be *** to *** with *** will ***.  (*** and/or ***)
o    Provider's *** is *** to *** by ***.  (a *** will be ***)
o There will be *** of the ***, if *** are *** to be the*** as *** etc. The *** will be *** is *** by *** and *** to *** within ***. (***)
o    There *** at *** of *** to *** of *** from ***.


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

                                  ATTACHMENT 4
              I/T REQUIREMENTS FOR CALL CENTER OUTSOURCE PROVIDERS

Unless otherwise approved in writing by Dell, Provider shall ensure that the following Dell I/T requirements are met prior to site activation:

Data Connectivity:
o    No *** are *** to ***.
o    *** must have *** to ***.  These *** must have***, etc. to *** our ***.
o    *** must *** of *** from *** to ***:  *** for ***.  This *** will ***% ***
     for *** and *** upon ***.
o    *** must ***.  Dell ***.
o    *** must ***, and ***, an ***, ***, etc.  Included in this must be ***.
o    *** and *** over *.
o    *** not exceed ***.
o    ***.  (*** is for *** to ***).
o    Dell will *** it *** for the *** to *** in the *** (in one of the ***).
o    Dell *** and *** and *** of ***.
o Provider must *** are *** to ***. There will be *** for *** and *** for ***, Dell *** Dell ***. Dell *** will *** a ***. *** the Dell *** will be *** the ***. All other *** will be *** to ***. Provider must ***. Dell will *** of *** prior to *** the ***.

Call Center Equipment:
o    *** must *** from *** only.
o Dell prefers that the physical ACD host equipment is located in the U.S. (does not apply to phones).
o Dell will provide hardware and software for ICM Peripheral Gateways; outsource Provider will collocate these servers with their ACD and provide public IP addresses.
o    All *** must be *** on *** at *** (these vary by switch type).
o *** does not *** with *** with *** and ***. *** must *** of *** and *** in the ***.
o    *** must *** etc. for *** (*** etc., e.g.).
o *** than one *** (no *** etc.). For example, you can not *** to an *** in *** and *** that *** and another in ***. An example of an acceptable infrastructure would be for a *** that *** on a ***.
o All upgrades to the ACD, CMS, and any switch related peripherals like MAP-D/CVLAN, should be approved by and scheduled/coordinated with Dell as these could impact the outsourcer's ability to perform business on Dell's behalf. An *** that *** an *** to *** on ***.
o If calls sent vs. received exceed ***% in *** and *** be *** by a ***, a *** $0*** be *** by *** said *** be *** to a *** with *** or *** as ***
     by ***.
o Outsource Provider must purchase and maintain DS3 multiplexing equipment where appropriate.

General:
o    No *** of calls.


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

o    All *** of *** from ***. *** to *** up to a $*** to *** upon ***. If ***
     than *** after the ***, the *** $*** due to ***.
o If applicable due to a DS3 or larger circuit lease, outsource Provider must provide Dell with accurate Carrier Facility Assignments (CFA) within 5 business days of Dell's request. *** caused by *** to meet *** will *** a $*** per *** until *** are *** up or *** by all *** but ***.
o Outsource Provider must provide dedicated voice and data engineering contacts and maintain an escalation list up to CEO level.
o Outsource Provider must notify Dell I/T Operations of any major I/T changes that could impact their ability to service Dell's customers at least 5 business days before the proposed change date. All changes require Dell written approval prior to implementation. Dell will not reasonably withhold any approvals, but reserves the right to reschedule the proposed changes.
o Outsource Provider's I/T staff will make virus and patch policies available to Dell I/T staff. Dell will provide gap analysis if they are not deemed acceptable.
o Outsource Provider will grant access the physical location for site audits of infrastructure, or for maintenance of Dell-owned equipment.
o Outsource partner's data network will have no single point of failure in terms of network hardware. For partners doing business with Dell internationally, all data networks shall have diverse and redundant paths between Outsource Partner US Collocation facility and far-end contact center. *** that *** in *** (from *** to *** this ***) will *** in a *** $*** for each ***.

Data Center Facility Requirements:
o The electrical primary service shall be obtained from the local Utility Company. Electrical primary service shall consist of electrical primary service from two substations (service from different transformers in the same substation may be acceptable) if available in the campus electrical service. Service to the site is preferred to be underground. The utilization of an automatic transfer switch set at 4 seconds shall be utilized to automatically transfer electrical primary services. The transfer switch shall serve pad-mounted switchgear that shall serve an underground loop feed service to switches serving service transformers. Underground electrical service from the pad-mounted switches to the service transformer shall be radial and shall not be more than twenty feet in length. The electrical service transformer shall be pad mounted. Future electrical loads shall be taken into consideration.
o UPS will be required for the data center and shall be supplied from a solid-state static UPS system. The UPS will be located in a temperature controlled room separate from the data center raised floor area. Provide 50% spare capacity for the UPS. Input voltage shall be 480/277 volts 3phase and ground with an output voltage of 480/277 volts 3 phase and ground. The UPS output shall be rated at .9 power factor. The UPS shall have integral maintenance bypass switchgear. The battery system shall utilize C&D 1000 series sealed batteries. The battery strings shall have a (15) minute rating. The battery strings shall be rack mounted and be located adjacent to the UPS on the raised floor area. The UPS will require a connection to the Site Scan System. The UPS shall be complete with all controls, switchgear, UPS, batteries racks and any additional items as required, Provisions shall be made for UPS equipment based on the programmed expansion.
o Grounding shall be in accordance with NEC article 250-81 (or local equivalent). The grounding electrode system resistance shall not exceed 5 ohms. The data center shall have a bare grounding conductor installed below grade around the perimeter of the data center. The bare grounding conductor shall be bonded to the structural columns, pier reinforcement steel, and foundation reinforcement steel for structural items located within and around the data center. The bare grounding conductor shall be bonded to the building grounding electrode system.
o Data center should be an isolated, secure room with controlled access. It should not be located near any water hazards (restroom, water pipe, etc). Drains should drain away from data center. A pre-action dry pipe fire protection system should be installed.
o    Multiple cable entrances should be available to the building.


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

                                   SCHEDULE A1
          Statement of Work - ACS Management Technical Support Services
--------------------------------------------------------------------------------

                                  ATTACHMENT 5
                         Export Compliance Requirements

                            Export/Import Compliance

1. Provider acknowledges that the shipped goods licensed or sold under this agreement, and the transaction contemplated by this agreement, which may include technology and software, are subject to the customs and export control laws and regulations of the United States ("U.S.") and may also be subject to the customs and export laws and regulations of the country in which the products are manufactured and/or received. Provider agrees to abide by those laws and regulations. Further, under U.S. law, the goods shipped pursuant to this agreement may not be sold, leased or otherwise transferred to restricted end-users or to restricted countries. In addition, the shipped goods may not be sold, leased or otherwise transferred to, or utilized by an end-user engaged in activities related to weapons of mass destruction, including without limitation, activities related to the design, development, production or use of nuclear weapons, materials, or facilities, missiles or the support of missile projects, and chemical or biological weapons. Provider agrees not to provide any written regulatory certifications or notifications on behalf of Dell without first seeking prior written approval from Dell.

2. Provider further acknowledges that under U.S. export control laws and regulations, technology is specific information necessary for the development, production, or use of a product and that an export of technology or source code (except encryption source code) may be deemed to take place when it is released to any foreign national, with certain exceptions, wherever located. Technology may be released for export in various situations, including without limitation, when it is made available to foreign nationals for visual inspection, when exchanged orally, or when made available by practice or application under the guidance of persons with knowledge of the technology. If a license or prior authorization is required under U.S. export control laws and regulations for any such transfer, Provider agrees that it shall be Provider's responsibility to apply for any such license or prior authorization.


                           CONFIDENTIAL & PROPRIETARY

                  Addendum 1 "Wireless and Dispatch Support" to
             Schedule A1 - ACS Management Technical Support Services

This Addendum 1 is made to the Schedule A1 ("Schedule") between eTelecare International ("Provider') and Dell Products L.P. ("Dell") with an effective date of October 1, 2005. The following modified and added terms and conditions are made a part of the Agreement effective May 1, 2006.

Wireless & Dispatch Support:

Dell and Provider agree to implement a queue to support Dell's wireless customers ("Wireless Queue). Dell and provider further agree to implement a queue to support Dell's dispatch process ("Dispatch Queue"). Except to the extent modified by this Addendum 1, Provider shall provide the Support Services to Dell pursuant to the terms and conditions set forth in Schedule. The following modifications are made to the terms of the Schedule only with regards to the Wireless Queue and Dispatch Queue. These terms shall not apply to another other service provided under the Schedule, amendments to the Schedule or other addendums to the Schedule.

1. For the Dispatch Queue only, the requirements of, Section 7)b. are modified such that Provider may *** a *** including *** for *** of no ***.

2.   Provider shall *** required to *** for *** as required in Section 7)c.

3. For the Wireless Queue and Dispatch Queue, the following sections of the Schedule relating to fees for services and limits on fees shall not apply:
     ***. Therefore, fees for these services are calculated as:

     i) Total number of inbound calls handled times inbound AHT times the base per-minute rate.

     ii) Fees for outbound calls are calculated as: Total number of outbound minutes handled times the base per-minute rate.

     iii) The per-minute rates for calls are:

          ---------------------------------
          Agent                    *** Rate
          ---------------------------------
          ACS Dispatch Status L1     $***
          ---------------------------------
          ACS Wireless L1            $***
          ---------------------------------

4. Attachment 1 to the Schedule, "*** Grid" which provides for *** and *** shall not apply to the ***.

All other terms and conditions of the Schedule shall remain the same.

         Agreed and Accepted:                     Agreed and Accepted:
       eTelecare International                     Dell products L.P.


By: /s/ L. Benedict C. Hernandez        By: /s/ Karen H. Quintos
    ---------------------------------       ------------------------------------
Name: Benedict C. Hernandez             Name: Karen H. Quintos
      -------------------------------         ----------------------------------
Title: VP - PHIL. OPERATIONS            Title: VP Dell
       ------------------------------          ---------------------------------
Date: July 10, 2006                     Date: 6/1/06
      -------------------------------         ----------------------------------

DOC. NO.       11
          ___________
PAGE NO.       04                                    [Notary stamp]
          ___________
BOOK NO.      LXV
          ___________
SERIES OF [Illegible]
          ___________

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                          Amendment 1 "HSB Support" to
             Schedule A1 - ACS Management Technical Support Services

This Amendment 1 is made to the Schedule A1 between eTelecare International ("Provider") and Dell Products L.P. ("Dell") with an effective date of October 1, 2005. The following modified and added terms and conditions are made a part of the Agreement effective May 1, 2006.

1)   Home and Small Business Level 2 Support - Dell and Provider agree as
     ---------------------------------------
     follows to implement the Home and Small Business ("HSB") level 2 support queue:

     a)   Section 2, Term & Termination is amended as follows:

          i)   Paragraphs 1 and 2 are deleted and replaced with the following.

               "The initial term of this Schedule shall be two (2) years beginning on the Effective Date of Amendment 1 to the Schedule. This Schedule will automatically renew for additional ninety (90) day periods unless (a) one party informs the other of its intent to let the Schedule expire ninety (90) days before the end of the then-current term.

               If, during any given invoice period, (1) Provider fails to meet Dell's quarterly customer experience ("CSAT") requirements for the L2 Queue as defined in the table below, or (2) Provider's AMPR is more than 10% higher than the enterprise average for like lines of business/consumer set/business process, (hereinafter referred to as a "Deficiency" or "Deficiencies"), Dell may, within 30 days of the date of the invoice for the invoice period in question, provide written notice to Provider to cure such Deficiency within ninety (90) days of the date of the notice by
               (1) meeting the monthly CSAT goal and/or AMPR cap for one full month during such 90 day period, and (2) achieving an AMPR performance of no worse than 10% higher than the AMPR lock. If Dell provides such notice to cure and if Provider fails to cure in the manner and within the time provided herein, Dell may terminate the L2 Queue. In the event Dell exercises its right to terminate the L2 Queue in accordance with this paragraph, Dell shall provide written notice of its intent to so terminate, upon which the L2 Queue shall ramp down in equal increments over a six
               (6) month period commencing on the date of Dell's notice of its intent to terminate.

               To the extent there are any conflicts between the Agreement and this Schedule with regards to termination of the L2 Queue, this Schedule shall apply.

               -------------------------------------------------------------------------------
               Quarter   FY07Q2   FY07Q3   FY07Q4   FY08Q1   FY08Q2   FY08Q3   FY08Q4   FY09Q1
               -------------------------------------------------------------------------------
               CSAT      59%      69%      79%      TBD      TBD      TBD      TBD      TBD
               -------------------------------------------------------------------------------

               On or before one month prior to the beginning of each fiscal year, Dell will provide Provider quarterly CSAT goals for that fiscal year."

     b) Section 1, Definitions and Section 8 Operational Lock are amended as follows:

          i) Paragraph 1( c ) AMPR and 8( c) Average Minutes Per Resolution are deleted and replaced with the following:

               "c) AMPR: Average Minutes Per Resolution: The time required for
                   ----
               Provider to resolve a customer's issue will be measured as the Average Minutes Per Resolution

CONFIDENTIAL & PROPRIETARY

                          Amendment 1 "HSB Support" to
             Schedule A1 - ACS Management Technical Support Services

               ("AMPR"). AMPR will be measured using the following method: the sum of total inbound and outbound handle time minutes divided by the total number of resolutions achieved. All statistics are by line of business, customer set and like business process set, e.g. Dimension Consumer with handle in place initiative (POD")."

          ii) The definition y) Resolution: is deleted and replaced with the following:

               "x) Resolution: An inbound customer case log on a service tag that does not have a subsequent inbound or outbound case logged on the same service tag in the next seven (7) days is defined as having achieved Resolution. In addition, in the case that an outbound case is logged and seven (7) days pass without a subsequent inbound or outbound log on that same service tag, the outbound case log will be reported as having achieved resolution for the last inbound case log prior to the outbound log."

     c) Section 3, Scope of Services, is amended as follows; the first paragraph is deleted and replaced with the following:

               "Provider will provide support to Dell's customers in its Home and Small Business ("HSB") division in the form of a *** for ***, to include *** and *** in its Philippines and North America locations. All Provider agents in the North America location for the *** will be *** and ***. In the Philippines location, not less that *** will be ***.

     d) Section 4.e, Staffing, is amended as follows; at the end of the paragraph the following is added:

               "For the L2 queue Dell shall provide a six (6) month weekly *** for volumes corresponding to the agent ramp below, provided that Provider maintains adequate staffing to handle the ***. Once fully ramped, the weekly forecast through the *** will not vary by more than *** or *** from the ***. No less than seven days prior to the beginning of each calendar month, Dell, as a matter of course, will provide a rolling six (6) month weekly *** and a rolling twelve month non-binding *** for the purposes of long-term planning for each L2 queue by LOB which shows the portion anticipated to be allocated to the Provider in subsequent locks.

               If Provider is unable to staff to meet the minimum guarantee in any given month (e.g., the ramp up period), Dell will be invoiced only for the minutes actually handled.

               Provider agrees to make commercially reasonable efforts to provide agents to achieve the ramp in the table below. Provider agrees to make commercially reasonable efforts to accelerate that portion of the ramp to be located in North

CONFIDENTIAL & PROPRIETARY
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                          Amendment 1 "HSB Support" to
             Schedule A1 - ACS Management Technical Support Services

               America. Headcount numbers below are directional indicators as to forecasted calls handled; the process referenced in item d) above will be used.

               -------------------------------------------------------------------------
               May '06   June '06   July '06    August '06   September '06   October '06
               -------------------------------------------------------------------------
               ***       ***        ***         ***          ***             ***
               -------------------------------------------------------------------------

     e) Section 7, Floor Support (Ownership) is modified as follows; a sixth item (f) is appended to the list of ***:

               "f. Provider will *** that its *** for *** such that *** to each *** of no ***. Provider will staff the necessary escalation specialist, L3 and other support personnel in order to achieve Dell's goals for Resolve in 2."

     f)   Section 9, Rates,; Fees, and invoicing, is amended as follows:

          i) Item d) Base Rate listed by Invoiced Volume Grid, is deleted and replaced with the following:

               "d)

               ---------------------------------
               Agent                    *** Rate
               ---------------------------------
               ACS L1 - Philippines     $***
               ---------------------------------
               ACS L2 - Philippines     $***
               ---------------------------------
               ACS L2 - United States   $***
               ---------------------------------

               Dell may request, in writing and in advance, that Provider agents participate in special activities such as test queues, pilots, or other Dell support activities. In the event that such activities are requested and supported, Provider shall *** at the *** of *** the *** above provided that *** and *** in *** on the *** of *** that will be *** in the *** of ***. *** or *** by *** from *** that *** the ***. Provider will provide electronic time tracking and back-up materials in its invoice to support the hours reported. *** that are *** under *** may not *** as ***, such *** to ***, and *** from ***. *** will apply towards any *** may ***, at the rate of *** per ***."

               ii)  Item f)(i) is deleted and replaced with the following

               "f)  Pricing will be invoiced as a price ***:
                    Fees for inbound calls are calculated as: *** of *** the *** of the *** or the *** the ***. In addition, if Provider's *** is more than *** over the ***, Provider may *** for the *** of *** the ***.

CONFIDENTIAL & PROPRIETARY
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                          Amendment 1 "HSB Support" to
             Schedule A1 - ACS Management Technical Support Services

               Formula:
               ***

               Example (in minutes):

               ----------------------------------------------------------------
               Actual AMPR   AMPR Cap   Minutes Over (Cap + ***%)   Billable***
               ----------------------------------------------------------------
                   ***          ***                ***                  ***
               ----------------------------------------------------------------
                   ***          ***                ***                  ***
               ----------------------------------------------------------------
                   ***          ***                ***                  ***
               ----------------------------------------------------------------
                   ***          ***                ***                  ***
               ----------------------------------------------------------------

          iii) Item g) Ramp Relief is amended as follows: "For new North America L2 sites only, Dell will waive the AMPR cap for the first 90 days."

          iv) Item i) Training is amended as follows. The first sentence is deleted and replaced with. "Provider may charge Dell at an *** of *** the *** for *** of ***. Dell will be charged an ***of *** the *** for *** on *** and *** with *** to *** in ***. Provider is responsible for all *** with *** and ***."

          v)   The following paragraph shall be inserted in Section 9 as Item
               m):

               "Provider shall use commercially reasonably efforts to allocate its invoices to various business units or divisions within Dell, in the manner which Dell may, from time to time, direct, and issue invoices to such business units or divisions separately, provided that such allocation and separate invoicing is feasible and not cost prohibitive to Provider."

2)   All other terms and conditions of the Agreement shall remain the same.

         Agreed and Accepted:                     Agreed and Accepted:
       etelecare International                     Dell products L.P.


By: /s/ L. Benedict C. Hernandez        By: /s/ Karen H. Quintos
    ---------------------------------       ------------------------------------
Name:                                   Name: Karen H. Quintos
      -------------------------------         ----------------------------------
Title:                                  Title: VP
       ------------------------------          ---------------------------------
Date:                                   Date: 6/1/06
      -------------------------------         ----------------------------------

DOC. NO.      266
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PAGE NO.       55
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BOOK NO.  [Illegible]                                [Notary stamp]
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SERIES OF [Illegible]
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CONFIDENTIAL & PROPRIETARY
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.